                                                                    EXHIBIT 5B
                                                                    ----------





SKADDEN, ARPS, SLATE, MEAGHER & FLOM
ONE RODNEY SQUARE
BOX 636
WILMINGTON, DELAWARE 19899-0636

(302) 651-3000



October 24, 1995



Pacific Telesis Financing I
c/o Pacific Telesis Group
130 Kearny Street
San Francisco, California  94108



Re:  Pacific Telesis Group;
     Pacific Telesis Financing I;
     Registration Statement on Form S-3


Ladies and Gentlemen:


     We have acted as special counsel to Pacific Telesis Financing I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), in connection with the preparation of a Registration Statement on Form S-3, which was filed by Pacific Telesis Group (the "Company") and the Trust with the Securities and Exchange Commission (the "Commission") on the date hereof under the Securities Act of 1933, as amended (the "Act") (such Registration Statement being hereinafter referred to as the "Registration Statement") relating to the registration under the Act of the preferred securities (the "Preferred Securities") of the Trust.

     The Preferred Securities are to be issued pursuant to the Amended and Restated Declaration of Trust (the "Declaration") among the Company, as sponsor, First National Bank of Chicago, as the property trustee (the "Property Trustee"), Michael J. Majchrzak, as Delaware trustee (the "Delaware Trustee") and Roomy F. Balaporia, Miles H. Mochizuki and Marie B. Washington, as regular trustees (together, the "Regular Trustees"). Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Registration Statement.

     This  opinion is being delivered  in accordance with  the requirements of
Item 601(b)(5) of Regulation S-K under the Act.

     In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) the certificate of trust (the "Certificate of Trust") filed by the Property Trustee, the Delaware Trustee and the Regular Trustees with the Secretary of State of the State of Delaware on October 17, 1995; (ii) the form of the Declaration (including the form of the terms of the Preferred Securities annexed thereto); and (iii) the form of the Preferred Securities. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

Pacific Telesis Financing I
October 24, 1995
Page 2


     In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. In making our examination of documents executed by parties other than the Trust, we have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and that such documents constitute valid and binding obligations of such parties. In addition, we have assumed that each of the Declaration and the Preferred Securities as executed will be in the form reviewed by us as of the date hereof. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers, trustees and other representatives of the Company, the Trust and others.

     Members of our firm are admitted to the bar in the State of Delaware, and we express no opinion as to the laws of any other jurisdiction other than the laws of the United States of America to the extent specifically referred to herein.

     Based on and subject to the foregoing and to the other qualifications and limitations set forth herein, we are of the opinion that the Preferred Securities, when the Declaration is executed and delivered and the terms of the Preferred Securities are established in accordance with the terms of the Declaration, will be duly authorized for issuance and, when issued and executed in accordance with the Declaration and delivered and paid for as set forth in the form of Prospectus Supplement included in the Registration Statement, will be validly issued, fully paid and nonassessable, representing undivided beneficial interests in the assets of Trust. We bring to your attention that the Preferred Securities holders may be obligated, pursuant to the Trust Declaration, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Preferred Securities and (ii) provide security and indemnity in connection with the requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

     This opinion is furnished to you solely for your benefit in connection with the filing of the Registration Statement and, except as set forth in the next sentence, is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person for any purpose without our prior written consent. We also consent to the use of our name under the heading "Legal Matters" in the Registration Statement. We hereby consent to the filing of this opinion with the Commission as part of Exhibit 5-B to the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission promulgated thereunder. This opinion is expressed as of the date hereof unless otherwise expressly stated and we disclaim any undertaking to advise you of any subsequent changes of the facts stated or assumed herein or any subsequent changes in applicable law.



Very truly yours,



/s/ SKADDEN, ARPS, SLATE, MEAGHER & FLOM

SKADDEN, ARPS, SLATE, MEAGHER & FLOM
ONE RODNEY SQUARE
BOX 636
WILMINGTON, DELAWARE 19899-0636

(302) 651-3000

October 24, 1995

Pacific Telesis Financing II
c/o Pacific Telesis Group
130 Kearny Street
San Francisco, California  94108

          Re:  Pacific Telesis Group;
               Pacific Telesis Financing II;
               Registration Statement on Form S-3

Ladies and Gentlemen:

     We We have acted as special counsel to Pacific Telesis Financing II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), in connection with the preparation of a Registration Statement on Form S-3, which was filed by Pacific Telesis Group (the "Company") and the Trust with the Securities and Exchange Commission (the "Commission") on the date hereof under the Securities Act of 1933, as amended (the "Act") (such Registration Statement being hereinafter referred to as the "Registration Statement") relating to the registration under the Act of the preferred securities (the "Preferred Securities") of the Trust.

     The Preferred Securities are to be issued pursuant to the Amended and Restated Declaration of Trust (the "Declaration") among the Company, as sponsor, First National Bank of Chicago, as the property trustee (the "Property Trustee"), Michael J. Majchrzak, as Delaware trustee (the "Delaware Trustee") and Roomy F. Balaporia, Miles H. Mochizuki and Marie B. Washington, as regular trustees (together, the "Regular Trustees"). Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Registration Statement.

     This  opinion is being delivered  in accordance with  the requirements of
Item 601(b)(5) of Regulation S-K under the Act.

     In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) the certificate of trust (the "Certificate of Trust") filed by the Property Trustee, the Delaware Trustee and the Regular Trustees with the Secretary of State of the State of Delaware on October 17, 1995; (ii) the form of the Declaration (including the form of the terms of the Preferred Securities annexed thereto); and (iii) the form of the Preferred Securities. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

     In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. In making our examination of documents executed by parties other than the Trust, we have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and that such documents constitute valid and binding obligations of such parties. In addition, we have assumed that each of the Declaration and the Preferred Securities as executed will be in the form reviewed by us as of the date hereof. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers, trustees and other representatives of the Company, the Trust and others.

Pacific Telesis Financing II
October 24, 1995
Page 2




     Members of our firm are admitted to the bar in the State of Delaware, and we express no opinion as to the laws of any other jurisdiction other than the laws of the United States of America to the extent specifically referred to herein.

     Based on and subject to the foregoing and to the other qualifications and limitations set forth herein, we are of the opinion that the Preferred Securities, when the Declaration is executed and delivered and the terms of the Preferred Securities are established in accordance with the terms of the Declaration, will be duly authorized for issuance and, when issued and executed in accordance with the Declaration and delivered and paid for as set forth in the form of Prospectus Supplement included in the Registration Statement, will be validly issued, fully paid and nonassessable, representing undivided beneficial interests in the assets of Trust. We bring to your attention that the Preferred Securities holders may be obligated, pursuant to the Trust Declaration, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Preferred Securities and (ii) provide security and indemnity in connection with the requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

     This opinion is furnished to you solely for your benefit in connection with the filing of the Registration Statement and, except as set forth in the next sentence, is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person for any purpose without our prior written consent. We also consent to the use of our name under the heading "Legal Matters" in the Registration Statement. We hereby consent to the filing of this opinion with the Commission as part of Exhibit 5-B to the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission promulgated thereunder. This opinion is expressed as of the date hereof unless otherwise expressly stated and we disclaim any undertaking to advise you of any subsequent changes of the facts stated or assumed herein or any subsequent changes in applicable law.


Very truly yours,



/s/ SKADDEN, ARPS, SLATE, MEAGHER & FLOM

SKADDEN, ARPS, SLATE, MEAGHER & FLOM
ONE RODNEY SQUARE
BOX 636
WILMINGTON, DELAWARE 19899-0636

(302) 651-3000

October 24, 1995

Pacific Telesis Financing III
c/o Pacific Telesis Group
130 Kearny Street
San Francisco, California  94108

Re:       Pacific Telesis Group;
          Pacific Telesis Financing III;
          Registration Statement on Form S-3

Ladies and Gentlemen:

     We have acted as special counsel to Pacific Telesis Financing III, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), in connection with the preparation of a Registration Statement on Form S-3, which was filed by Pacific Telesis Group (the "Company") and the Trust with the Securities and Exchange Commission (the "Commission") on the date hereof under the Securities Act of 1933, as amended (the "Act") (such Registration Statement being hereinafter referred to as the "Registration Statement") relating to the registration under the Act of the preferred securities (the "Preferred Securities") of the Trust.

     The Preferred Securities are to be issued pursuant to the Amended and Restated Declaration of Trust (the "Declaration") among the Company, as sponsor, First National Bank of Chicago, as the property trustee (the "Property Trustee"), Michael J. Majchrzak, as Delaware trustee (the "Delaware Trustee") and Roomy F. Balaporia, Miles H. Mochizuki and Marie B. Washington, as regular trustees (together, the "Regular Trustees"). Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Registration Statement.

     This  opinion is being delivered  in accordance with  the requirements of
Item 601(b)(5) of Regulation S-K under the Act.

     In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) the certificate of trust (the "Certificate of Trust") filed by the Property Trustee, the Delaware Trustee and the Regular Trustees with the Secretary of State of the State of Delaware on October 17, 1995; (ii) the form of the Declaration (including the form of the terms of the Preferred Securities annexed thereto); and (iii) the form of the Preferred Securities. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

     In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. In making our examination of documents executed by parties other than the Trust, we have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and that such documents constitute valid and binding obligations of such parties. In addition, we have assumed that each of the Declaration and the Preferred Securities as executed will be in the form reviewed by us as of the date hereof. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers, trustees and other representatives of the Company, the Trust and others.

Pacific Telesis Financing III
October 24, 1995
Page 2



     Members of our firm are admitted to the bar in the State of Delaware, and we express no opinion as to the laws of any other jurisdiction other than the laws of the United States of America to the extent specifically referred to herein.

     Based on and subject to the foregoing and to the other qualifications and limitations set forth herein, we are of the opinion that the Preferred Securities, when the Declaration is executed and delivered and the terms of the Preferred Securities are established in accordance with the terms of the Declaration, will be duly authorized for issuance and, when issued and executed in accordance with the Declaration and delivered and paid for as set forth in the form of Prospectus Supplement included in the Registration Statement, will be validly issued, fully paid and nonassessable, representing undivided beneficial interests in the assets of Trust. We bring to your attention that the Preferred Securities holders may be obligated, pursuant to the Trust Declaration, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Preferred Securities and (ii) provide security and indemnity in connection with the requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

     This opinion is furnished to you solely for your benefit in connection with the filing of the Registration Statement and, except as set forth in the next sentence, is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person for any purpose without our prior written consent. We also consent to the use of our name under the heading "Legal Matters" in the Registration Statement. We hereby consent to the filing of this opinion with the Commission as part of Exhibit 5-B to the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission pro-mulgated thereunder. This opinion is expressed as of the date hereof unless otherwise expressly stated and we disclaim any undertaking to advise you of any subsequent changes of the facts stated or assumed herein or any subsequent changes in applicable law.


Very truly yours,



/s/ SKADDEN, ARPS, SLATE, MEAGHER & FLOM